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                                                                      (g)(2)(i)

[LOGO]
August 20, 2007

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25/th/ Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Focus 5 Portfolio, a newly established series of ING Investors Trust, effective August 20, 2007, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds"), effective August 28, 2007, to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated May 11, 2007.

   The Amended Exhibit A has also been updated 1) to reflect the name change of ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III and 2) by the removal of ING MidCap Value Fund and ING SmallCap Value Fund as these funds recently merged into other funds.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,

                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING International High
                                                  Dividend Equity Income Fund
                                                  ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Bruce L. Bauman
       --------------------------
Name:  Bruce L. Bauman
Title: Vice President, Duly
       Authorized

7337 E. Doubletree Ranch Rd.             Tel: 480-477-3000  ING International High Dividend Equity
Scottsdale, AZ 85258-2034                Fax: 480-477-2700                             Income Fund
                                         www.ingfunds.com                      ING Investors Trust

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                               AMENDED EXHIBIT A

 Fund                                                          Effective Date
 ----                                                         -----------------
 ING Asia Pacific High Dividend Equity Income Fund             March 27, 2007

 ING Corporate Leaders Trust Fund
    ING Corporate Leaders Trust - Series A...................   May 17, 2004
    ING Corporate Leaders Trust - Series B...................   May 17, 2004

 ING Equity Trust
    ING Financial Services Fund..............................   June 9, 2003
    ING Fundamental Research Fund............................ December 28, 2005
    ING Index Plus LargeCap Equity Fund......................   June 2, 2003
    ING Index Plus LargeCap Equity Fund II...................   June 2, 2003
    ING Index Plus LargeCap Equity Fund III..................   June 2, 2003
    ING LargeCap Growth Fund.................................   June 9, 2003
    ING LargeCap Value Fund.................................. February 1, 2004
    ING MidCap Opportunities Fund............................   June 9, 2003
    ING Opportunistic LargeCap Fund.......................... December 28, 2005
    ING Principal Protection Fund IV.........................   June 2, 2003
    ING Principal Protection Fund V..........................   June 2, 2003
    ING Principal Protection Fund VI.........................   June 2, 2003
    ING Principal Protection Fund VII........................    May 1, 2003
    ING Principal Protection Fund VIII.......................  October 1, 2003
    ING Principal Protection Fund IX......................... February 2, 2004
    ING Principal Protection Fund X..........................    May 3, 2004
    ING Principal Protection Fund XI.........................  August 16, 2004
    ING Principal Protection Fund XII........................ November 15, 2004
    ING Real Estate Fund.....................................   June 9, 2003
    ING SmallCap Opportunities Fund..........................   June 9, 2003
    ING SmallCap Value Choice Fund........................... February 1, 2005
    ING Value Choice Fund.................................... February 1, 2005

 ING Funds Trust
    ING Classic Money Market Fund............................   April 7, 2003
    ING GNMA Income Fund.....................................   April 7, 2003
    ING High Yield Bond Fund.................................   April 7, 2003
    ING Institutional Prime Money Market Fund................   July 29, 2005
    ING Intermediate Bond Fund...............................   April 7, 2003
    ING National Tax-Exempt Bond Fund........................   April 7, 2003

 ING GET Fund
    ING GET Fund - Series Q..................................   July 14, 2003
    ING GET Fund - Series R..................................   July 14, 2003
    ING GET Fund - Series S..................................   July 14, 2003

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    ING GET Fund - Series T..................................   July 14, 2003
    ING GET Fund - Series U..................................   July 14, 2003
    ING GET Fund - Series V..................................  March 13, 2003

 ING Global Equity Dividend and Premium Opportunity Fund         March 28, 2005

 ING Global Advantage and Premium Opportunity Fund             October 27, 2005

 ING International High Dividend Equity Income Fund             August 28, 2007

 ING Investment Funds, Inc.
    ING MagnaCap Fund........................................   June 9, 2003

 ING Investors Trust
    ING AllianceBernstein Mid Cap Growth Portfolio...........  January 6, 2003
    ING American Funds Growth Portfolio...................... September 2, 2003
    ING American Funds Growth-Income Portfolio............... September 2, 2003
    ING American Funds International Portfolio............... September 2, 2003
    ING BlackRock Large Cap Growth Portfolio.................  January 6, 2003
    ING BlackRock Large Cap Value Portfolio..................  January 6, 2003
    ING BlackRock Inflation Protected Bond Portfolio.........  April 30, 2007
    ING Capital Guardian U.S. Equities Portfolio............. January 13, 2003
    ING Disciplined Small Cap Value Portfolio................  April 28, 2006
    ING EquitiesPlus Portfolio...............................  April 28, 2006
    ING Evergreen Health Sciences Portfolio..................    May 3, 2004
    ING Evergreen Omega Portfolio............................    May 3, 2004
    ING FMR/SM /Diversified Mid Cap Portfolio................  January 6, 2003
    ING FMR/SM/ Large Cap Growth Portfolio...................  April 29, 2005
    ING FMR/SM/ Mid Cap Growth Portfolio..................... January 13, 2003
    ING Focus 5 Portfolio....................................  August 20, 2007
    ING Franklin Income Portfolio............................  April 28, 2006
    ING Franklin Mutual Shares Portfolio.....................  April 30, 2007
    ING Franklin Templeton Founding Strategy.................  April 30, 2007
    ING Global Real Estate Portfolio.........................  January 3, 2006
    ING Global Resources Portfolio........................... January 13, 2003
    ING Global Technology Portfolio..........................  January 6, 2003
    ING International Growth Opportunities Portfolio......... January 13, 2003
    ING Janus Contrarian Portfolio........................... January 13, 2003
    ING JPMorgan Emerging Markets Equity Portfolio........... January 13, 2003
    ING JPMorgan Small Cap Core Equity Portfolio............. January 13, 2003
    ING JPMorgan Value Opportunities Portfolio...............  April 29, 2005
    ING Julius Baer Foreign Portfolio........................ January 13, 2003
    ING Legg Mason Value Portfolio........................... January 13, 2003
    ING LifeStyle Aggressive Growth Portfolio................    May 1, 2004
    ING LifeStyle Growth Portfolio...........................    May 1, 2004
    ING LifeStyle Moderate Growth Portfolio..................    May 1, 2004

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    ING LifeStyle Moderate Portfolio.........................    May 1, 2004
    ING Limited Maturity Bond Portfolio......................  January 6, 2003
    ING Liquid Assets Portfolio..............................  January 6, 2003
    ING Lord Abbett Affiliated Portfolio.....................  January 6, 2003
    ING MarketPro Portfolio..................................  August 1, 2005
    ING MarketStyle Growth Portfolio.........................  August 1, 2005
    ING MarketStyle Moderate Growth Portfolio................  August 1, 2005
    ING MarketStyle Moderate Portfolio.......................  August 1, 2005
    ING Marsico Growth Portfolio............................. January 13, 2003
    ING Marsico International Opportunities Portfolio........  April 29, 2005
    ING MFS Total Return Portfolio........................... January 13, 2003
    ING MFS Utilities Portfolio..............................  April 29, 2005
    ING Oppenheimer Main Street Portfolio(R)................. January 13, 2003
    ING PIMCO Core Bond Portfolio............................ January 13, 2003
    ING PIMCO High Yield Portfolio........................... November 5, 2003
    ING Pioneer Equity Income Portfolio......................        TBD
    ING Pioneer Fund Portfolio...............................  April 29, 2005
    ING Pioneer Mid Cap Value Portfolio......................  April 29, 2005
    ING Stock Index Portfolio................................ November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio......... January 13, 2003
    ING T. Rowe Price Equity Income Portfolio................ January 13, 2003
    ING Templeton Global Growth Portfolio.................... January 13, 2003
    ING UBS U.S. Allocation Portfolio........................  January 6, 2003
    ING Van Kampen Capital Growth Portfolio.................. January 13, 2003
    ING Van Kampen Global Franchise Portfolio................ January 13, 2003
    ING Van Kampen Growth and Income Portfolio............... January 13, 2003
    ING Van Kampen Real Estate Portfolio..................... January 13, 2003
    ING VP Index Plus International Equity Portfolio.........   July 29, 2005
    ING Wells Fargo Disciplined Value Portfolio..............  January 6, 2003
    ING Wells Fargo Small Cap Disciplined Portfolio.......... November 30, 2005

 ING Mayflower Trust
    ING International Value Fund............................. November 3, 2003

 ING Mutual Funds
    ING Disciplined International SmallCap Fund.............. December 20, 2006
    ING Diversified International Fund....................... December 7, 2005
    ING Emerging Countries Fund.............................. November 3, 2003
    ING Emerging Markets Fixed Income Fund................... December 7, 2005
    ING Foreign Fund.........................................   July 1, 2003
    ING Global Bond Fund.....................................   June 19, 2006
    ING Global Equity Dividend Fund.......................... September 2, 2003
    ING Global Natural Resources Fund........................ November 3, 2003
    ING Global Real Estate Fund.............................. November 3, 2003
    ING Global Value Choice Fund............................. November 3, 2003
    ING Greater China Fund................................... December 7, 2005

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     ING Index Plus International Equity Fund............... December 7, 2005
     ING International Capital Appreciation Fund............ December 7, 2005
     ING International Equity Dividend Fund.................        TBD
     ING International Fund................................. November 3, 2003
     ING International Real Estate Fund..................... February 28, 2006
     ING International SmallCap Fund........................ November 3, 2003
     ING International Value Choice Fund.................... February 1, 2005
     ING International Value Opportunities Fund............. February 28, 2007
     ING Russia Fund........................................ November 3, 2003

  ING Partners, Inc.
     ING American Century Large Company Value Portfolio..... January 10, 2005
     ING American Century Small-Mid Cap Value Portfolio..... January 10, 2005
     ING Baron Asset Portfolio.............................. December 7, 2005
     ING Baron Small Cap Growth Portfolio................... January 10, 2005
     ING Columbia Small Cap Value II Portfolio..............  April 28, 2006
     ING Davis Venture Value Portfolio...................... January 10, 2005
     ING Fidelity(R) VIP Contrafund(R) Portfolio............ November 15, 2004
     ING Fidelity(R) VIP Equity-Income Portfolio............ November 15, 2004
     ING Fidelity(R) VIP Growth Portfolio................... November 15, 2004
     ING Fidelity(R) VIP Mid Cap Portfolio.................. November 15, 2004
     ING Fundamental Research Portfolio..................... January 10, 2005
     ING JPMorgan International Portfolio................... January 10, 2005
     ING JPMorgan Mid Cap Value Portfolio................... January 10, 2005
     ING Legg Mason Partners Aggressive Growth Portfolio.... January 10, 2005
     ING Legg Mason Partners Large Cap Growth Portfolio..... January 10, 2005
     ING Lord Abbett U.S. Government Securities Portfolio... December 7, 2005
     ING Neuberger Berman Partners Portfolio................ December 7, 2005
     ING Neuberger Berman Regency Portfolio................. December 7, 2005
     ING OpCap Balanced Value Portfolio..................... January 10, 2005
     ING Oppenheimer Global Portfolio....................... January 10, 2005
     ING Oppenheimer Strategic Income Portfolio............. January 10, 2005
     ING PIMCO Total Return Portfolio....................... January 10, 2005
     ING Pioneer High Yield Portfolio....................... December 7, 2005
     ING Solution 2015 Portfolio............................  April 29, 2005
     ING Solution 2025 Portfolio............................  April 29, 2005
     ING Solution 2035 Portfolio............................  April 29, 2005
     ING Solution 2045 Portfolio............................  April 29, 2005
     ING Solution Growth and Income Portfolio...............        TBD
     ING Solution Growth Portfolio..........................        TBD
     ING Solution Income Portfolio..........................  April 29, 2005
     ING T. Rowe Price Diversified Mid Cap Growth Portfolio. January 10, 2005
     ING T. Rowe Price Growth Equity Portfolio.............. January 10, 2005
     ING Templeton Foreign Equity Portfolio................. November 30, 2005
     ING Thornburg Value Portfolio.......................... January 10, 2005
     ING UBS U.S. Large Cap Equity Portfolio................ January 10, 2005

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   ING UBS U.S. Small Cap Growth Portfolio..................   April 28, 2006
   ING Van Kampen Comstock Portfolio........................  January 10, 2005
   ING Van Kampen Equity and Income Portfolio...............  January 10, 2005

ING Risk Managed Natural Resources Fund                       October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves..................................    June 2, 2003
   ING 130/30 Fundamental Research Fund.....................   April 28, 2006
   ING Balanced Fund........................................    June 2, 2003
   ING Global Science and Technology Fund...................    June 2, 2003
   ING Growth and Income Fund...............................    June 9, 2003
   ING Growth Fund..........................................    June 9, 2003
   ING Index Plus LargeCap Fund.............................    June 9, 2003
   ING Index Plus MidCap Fund...............................    June 9, 2003
   ING Index Plus SmallCap Fund.............................    June 9, 2003
   ING International Growth Fund............................  November 3, 2003
   ING Money Market Fund....................................    June 2, 2003
   ING Small Company Fund...................................    June 9, 2003
   ING Strategic Allocation Conservative Fund...............    June 2, 2003
   ING Strategic Allocation Growth Fund.....................    June 2, 2003
   ING Strategic Allocation Moderate Fund...................    June 2, 2003

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund........................        TBD
   ING SPorts Core Plus Fixed Income Fund...................        TBD

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio.......    July 7, 2003
   ING VP Strategic Allocation Growth Portfolio.............    July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio...........    July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio.......................    July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1...................   June 13, 2003
   ING GET U.S. Core Portfolio - Series 2................... September 12, 2003
   ING GET U.S. Core Portfolio - Series 3................... December 12, 2003
   ING GET U.S. Core Portfolio - Series 4...................   March 12, 2004
   ING GET U.S. Core Portfolio - Series 5...................   June 11, 2004
   ING GET U.S. Core Portfolio - Series 6................... September 10, 2004
   ING GET U.S. Core Portfolio - Series 7................... December 10, 2004
   ING GET U.S. Core Portfolio - Series 8...................   March 9, 2005
   ING GET U.S. Core Portfolio - Series 9...................    June 8, 2005
   ING GET U.S. Core Portfolio - Series 10.................. September 7, 2005

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    ING GET U.S. Core Portfolio - Series 11.................. December 6, 2005
    ING GET U.S. Core Portfolio - Series 12..................   March 2, 2006
    ING GET U.S. Core Portfolio - Series 13..................   June 22, 2006
    ING GET U.S. Core Portfolio - Series 14.................. December 21, 2006
    ING VP Global Equity Dividend Portfolio.................. November 3, 2003

 ING Variable Portfolios, Inc.
    ING VP Global Science and Technology Portfolio...........   July 7, 2003
    ING VP Growth Portfolio..................................   July 7, 2003
    ING VP Index Plus LargeCap Portfolio.....................   July 7, 2003
    ING VP Index Plus MidCap Portfolio.......................   July 7, 2003
    ING VP Index Plus SmallCap Portfolio.....................   July 7, 2003
    ING VP International Equity Portfolio.................... November 3, 2003
    ING VP Small Company Portfolio...........................   July 7, 2003
    ING VP Value Opportunity Portfolio.......................   July 7, 2003

 ING Variable Products Trust
    ING VP Financial Services Portfolio......................    May 1, 2004
    ING VP High Yield Bond Portfolio.........................  October 6, 2003
    ING VP International Value Portfolio..................... November 3, 2003
    ING VP MidCap Opportunities Portfolio....................  October 6, 2003
    ING VP Real Estate Portfolio.............................    May 1, 2004
    ING VP SmallCap Opportunities Portfolio..................  October 6, 2003

 ING VP Balanced Portfolio, Inc.                                July 7, 2003

 ING VP Intermediate Bond Portfolio                             July 7, 2003

 ING VP Money Market Portfolio                                  July 7, 2003

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